UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

SEMIANNUAL REPORT
June 30, 2021
T. ROWE PRICE
TDVG	Dividend Growth ETF
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INVEST WITH CONFIDENCE*

T. ROWE PRICE DIVIDEND GROWTH ETF

HIGHLIGHTS
■	The Dividend Growth ETF posted a solid 12.54% gain but lagged the performance of its benchmark, the S&P 500 Index, in the six-month period ended June 30, 2021.
■	While the exchange-traded fund (ETF) generated strong absolute returns, stock selection detracted from the portfolio’s relative performance.
■	The fund’s largest allocations at the end of the period were in information technology, health care, and financials sectors where we are uncovering promising long-term opportunities.
■	We intend to seek out attractively valued companies that are well positioned to emerge from the coronavirus pandemic with lasting competitive advantages, while avoiding firms that face secular challenges.
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T. ROWE PRICE DIVIDEND GROWTH ETF

CIO Market Commentary
Dear Shareholders
Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.
All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.
Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.
The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.
However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest

T. ROWE PRICE DIVIDEND GROWTH ETF

annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.
Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.
As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE DIVIDEND GROWTH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks dividend income and long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past six months?
The Dividend Growth ETF's market price and net asset value returned 12.61% and 12.54%, respectively, in the six-month period ended June 30, 2021. The portfolio underperformed its primary benchmark, the S&P 500 Index, and peer group, the Lipper Large-Cap Core Funds Index, but outperformed its style-specific, dividend growth-focused benchmark, the NASDAQ US Broad Dividend Achievers Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Stocks rallied through the first six months of 2021, with the broad market, as measured by the S&P 500 Index, recording a 15.25% six-month return, while the NASDAQ US Broad Dividend Achievers Index, our style-specific benchmark, gained 11.53%. The fund delivered solid absolute performance, but our risk-aware focus on high-quality dividend growers lagged the broad market amid
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/21	Total Return

Dividend Growth ETF (Based on Net Asset Value)	12.54%
Dividend Growth ETF (At Market Price)*	12.61
S&P 500 Index	15.25
Lipper Large-Cap Core Funds Index	14.91
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE DIVIDEND GROWTH ETF

the strong up-market environment. The market was led by low-quality/high-beta, highly cyclical companies early in the year, followed by a rotation back into high-growth/high-momentum companies later in the second quarter. What’s generally been left behind are the companies in the “middle”—those with lower levels of earnings volatility whose attributes tend to shine as economic growth decelerates. The portfolio has a heavy allocation toward such businesses as they tend to be consistent dividend growth companies.
Communication services sector holdings hurt our relative performance due to a combination of stock selection and our significant underweight allocation. Several of the benchmark’s top-performing stocks in the communication services sector are names that do not pay dividends and do not intend to initiate them. Not owning Alphabet (parent company of Google), which posted a strong year-to-date gain thanks to impressive revenue from its advertising business, hurt our relative performance. We don’t own the stock because it does not fit our dividend mandate. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)
Comcast posted solid gains but underperformed against the strong returns in the communication services sector, which was mostly led by the interactive media and services industry. The company’s revenues and earnings beat Wall Street’s expectations, and Comcast continued to generate strong free cash flow. It has a steady subscription cable base and a strong media and entertainment business. We fully expect Comcast to begin repurchasing significant amounts of stock later this year as its leverage targets come more into balance. During the first half, we made additions to our position, and we remain confident in the firm’s longer-term prospects.
We hold a modest position in the energy sector, and our underweight to the benchmark’s best-performing sector detracted. Our large position in EOG Resources performed well, while our similar-sized position in TotalEnergies lagged. (The two companies represent the lion’s share of our energy sector exposure.) In our view, Total has the strongest fundamentals in the energy space, a rock-solid balance sheet, and a healthy dividend. However, Total underperformed largely because it had less exposure to the massive spike in oil prices compared with other names.
Our overweight allocation to the financials sector coupled with nearly a 25% return for our holdings generated a positive absolute and relative performance contribution. The best contributor in the group was Wells Fargo. We substantially increased our stake and were rewarded with approximately a 50% first-half gain. Its shares rose after a report that the Federal Reserve would approve the bank’s overhaul plan for its risk management and governance

T. ROWE PRICE DIVIDEND GROWTH ETF

processes. We continue to believe the risk/reward profile is attractive as the company repairs its damaged reputation and regains some of its valuation discount to other large banks with more investment banking and trading exposure.
How is the fund positioned?
As shown in the Sector Diversification table, the fund’s largest allocations at the end of the period were in the information technology, health care, and financials sectors, accounting for about half of the portfolio’s net assets. These are sectors where we believe we can find high-quality companies with sustainable competitive advantages, durable business models, attractive valuations, and potential for strong dividend growth.
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/20	6/30/21
Information Technology	22.2%	21.8%
Health Care	16.6	16.4
Financials	12.8	14.0
Industrials and Business Services	12.1	13.0
Consumer Discretionary	8.2	7.9
Consumer Staples	7.2	6.8
Materials	5.9	5.5
Utilities	4.4	3.9
Real Estate	2.5	3.4
Communication Services	3.4	3.0
Energy	1.4	1.2
Other and Reserves	3.3	3.1
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE DIVIDEND GROWTH ETF

Our sector allocations are primarily driven by our risk-aware, bottom-up stock selection process. We believe the portfolio is well positioned to deliver strong long-term returns by adhering to its investment philosophy of buying high-quality dividend growth companies at attractive valuations. We scour the market for high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that will allow them to grow organically in a variety of market environments.
In the financials sector, we look to own high-quality companies that have strong balance sheets, diversified revenue streams, and leading industry positions. The portfolio’s largest purchase in the reporting period was the addition to our recently initiated position in Bank of America, one of the biggest U.S. money center banks. The bank is a major player in U.S. retail financial services with a large proportion of its business generated from consumer banking, trading, and global banking. The shares rallied on strong first-quarter earnings gains, which benefited from improving results in its investment banking division and equity underwriting. We believe the company’s solid fundamentals and steady revenue generation offer downside protection, while its well-balanced business model can produce steady above-average growth. We also like that Bank of America is heavily exposed to the U.S. consumer, where prospects for economic growth remain above average. The bank appears well positioned to benefit from a rising interest rate environment.
Concurrently, we trimmed our overweight position in JPMorgan Chase. The stock has generated strong longer-term performance for the portfolio, and we felt that it was time to lock in some of our profits. In our view, there are other opportunities in the financials sector that offer a more compelling risk/reward opportunity.
The information technology sector is our largest allocation but remains a significant underweight relative to the S&P 500 Index. We reduced our weighting during the period, taking profits from several of our strongest-performing holdings and reallocating the proceeds where we saw better long-term opportunities. Our largest addition in the sector was technology solutions provider Broadridge Financial. The company manages mandated investor communications, such as proxy distribution and voting, for corporate issuers, institutional investors, and broker-dealers. We believe the company offers steady earnings growth, has good prospects for multiple expansion, and can continue to increase its dividend and buy back shares for the foreseeable future. We also added to our position in Fidelity National Information Services, an information technology provider for small and mid-size banks. In our assessment, the company’s long-term growth potential and reasonable valuation represent a compelling investment opportunity.

T. ROWE PRICE DIVIDEND GROWTH ETF

We funded those purchases by locking in some gains from our large position in Apple. Although we have an underweight allocation to Apple, it remains among the portfolio’s largest holdings because we believe that other companies in the information technology space offer better long-term growth potential. The stock has been a longtime core portfolio holding and continued to generate steady appreciation and cash flow growth, which bodes well for further dividend increases.
What is portfolio management’s outlook?
We expect strong global economic growth to broaden over the next several quarters. In our view, easy monetary policies and the Federal Reserve’s commitment to maintaining low interest rates are benefiting the stock market. Although uncertainties continue to weigh on parts of the global economy, and stocks have posted strong year-to-date gains in 2021, U.S. equities still look compelling relative to other asset classes. However, the market’s ascent has reduced the number of compelling opportunities in the high-quality universe where we have traditionally invested. We expect near-term gains to be relatively modest in comparison with the market’s historic rally off the lows in early 2020. Healthy balance sheets and ample liquidity offer corporations some flexibility in the deployment of capital, which could contribute to shareholder-friendly actions, including share repurchases and dividend payments. The question that now looms large is how we are going to pay for the massive government budget deficits, and tax increases are already being proposed.
There has recently been much debate on inflation and whether current robust levels are transitory or a sign of higher and more permanent levels. Time will tell, but clearly the pressure from a global economic reopening are causing increases in current inflation statistics. We are spending time with all the companies we own on this topic and trying to gain an understanding of their ability to protect income streams through pricing power. Should inflation prove to be a longer-term issue, dividend growth stocks remain an attractive hedge for investors.
As always, our focus is on buying and holding high-quality companies that are expected to grow their dividends. We will be looking for companies that can continue to control costs effectively but also enjoy solid revenue growth. Stock selection is expected to be our primary relative performance driver over the long term, and we are confident that our in-depth independent research and collaborative investment approach can add value. The Dividend Growth ETF will continue to reflect a collection of high-quality, larger-cap, primarily U.S.-based companies with strong earnings and cash flows that offer a combination of capital appreciation and income growth for our shareholders.

T. ROWE PRICE DIVIDEND GROWTH ETF

RISKS OF STOCK INVESTING
A fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.
BENCHMARK INFORMATION
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The NASDAQ US Broad Dividend Achievers Index is composed of U.S. accepted securities with at least 10 consecutive years of increasing annual regular dividend payments.
Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE DIVIDEND GROWTH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/21
Microsoft	5.9%
Apple	3.5
Visa	2.8
Danaher	2.5
UnitedHealth Group	2.2
JPMorgan Chase	2.0
Accenture	1.8
Comcast	1.7
Marsh & McLennan	1.7
Mondelez International	1.6
Thermo Fisher Scientific	1.6
Roper Technologies	1.5
GE	1.5
Texas Instruments	1.5
Morgan Stanley	1.4
Honeywell International	1.4
Wells Fargo	1.4
AbbVie	1.3
Dollar General	1.3
Charles Schwab	1.3
American Tower	1.3
Ross Stores	1.3
PepsiCo	1.3
Home Depot	1.2
Equity Residential	1.2
Total	46.2%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE DIVIDEND GROWTH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Dividend Growth ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE DIVIDEND GROWTH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 6/30/21	Since Inception 8/4/20
Dividend Growth ETF (Based on Net Asset Value)	27.76%*
Dividend Growth ETF (At Market Price)	27.84*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than 1 year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Dividend Growth ETF	0.50%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE DIVIDEND GROWTH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE DIVIDEND GROWTH ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price Dividend Growth ETF
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 to 6/30/21
Actual	$1,000.00	$1,125.40	$2.63
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.30	2.51

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE DIVIDEND GROWTH ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	8/4/20(1) Through
	6/30/21	12/31/20
NET ASSET VALUE
Beginning of period	$ 28.26	$ 25.00
Investment activities
Net investment income(2) (3)	0.16	0.14
Net realized and unrealized gain/loss	3.38	3.24
Total from investment activities	3.54	3.38
Distributions
Net Investment Income	(0.13)	(0.12)
NET ASSET VALUE
End of period	$ 31.67	$ 28.26
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	12.54%	13.52%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.50%(5)	0.50%(5)
Net expenses after waivers/payments by Price Associates	0.50%(5)	0.50%(5)
Net investment income	1.04%(5)	1.31%(5)
Portfolio turnover rate(6)	8.8%	6.7%
Net assets, end of period (in thousands)	$ 67,926	$ 37,020

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

June 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 96.9%
COMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 0.1%
AT&T	2,257	65
		65
Entertainment 1.2%
Walt Disney (1)	4,551	800
		800
Media 1.7%
Comcast, Class A	20,455	1,166
		1,166
Total Communication Services		2,031
CONSUMER DISCRETIONARY 7.9%
Hotels Restaurants & Leisure 3.2%
Hilton Worldwide Holdings (1)	4,226	510
Las Vegas Sands (1)	5,406	285
Marriott International, Class A (1)	2,182	298
McDonald's	2,853	659
Yum! Brands	3,351	385
		2,137
Multiline Retail 1.3%
Dollar General	4,107	889
		889
Specialty Retail 2.9%
Home Depot	2,675	853
Ross Stores	7,021	870
Tractor Supply	1,358	253
		1,976

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Class B	2,393	370
		370
Total Consumer Discretionary		5,372
CONSUMER STAPLES 6.8%
Beverages 2.7%
Coca-Cola	13,993	757
Diageo, ADR	1,111	213
PepsiCo	5,833	864
		1,834
Food & Staples Retailing 0.6%
Costco Wholesale	1,021	404
		404
Food Products 2.2%
McCormick	4,662	412
Mondelez International	17,784	1,110
		1,522
Household Products 0.6%
Colgate-Palmolive	2,950	240
Kimberly-Clark	1,200	161
		401
Tobacco 0.7%
Philip Morris International	4,648	461
		461
Total Consumer Staples		4,622
ENERGY 1.2%
Oil, Gas & Consumable Fuels 1.2%
EOG Resources	5,501	459

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
TotalEnergies, ADR	8,288	375
Total Energy		834
FINANCIALS 14.0%
Banks 5.0%
Bank of America	17,956	740
JPMorgan Chase & Co.	8,786	1,366
PNC Financial Services Group	1,966	375
Wells Fargo & Co.	20,660	936
		3,417
Capital Markets 4.0%
Charles Schwab	12,058	878
CME Group	1,681	358
Morgan Stanley	10,315	946
S&P Global	1,251	513
		2,695
Consumer Finance 0.5%
American Express	2,026	335
		335
Insurance 4.5%
Aon, Class A	2,256	539
Chubb	5,307	843
Marsh & McLennan	8,023	1,129
Progressive	2,750	270
Willis Towers Watson	1,225	282
		3,063
Total Financials		9,510
HEALTH CARE 16.4%
Biotechnology 1.4%
AbbVie	8,134	916
		916

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Health Care Equipment & Supplies 5.6%
Becton Dickinson & Co.	2,544	619
Danaher	6,321	1,696
Medtronic	5,452	677
Stryker	3,091	803
		3,795
Health Care Providers & Services 3.0%
Cigna	2,398	568
UnitedHealth Group	3,691	1,478
		2,046
Life Sciences Tools & Services 2.7%
Agilent Technologies	5,372	794
Thermo Fisher Scientific	2,111	1,065
		1,859
Pharmaceuticals 3.7%
AstraZeneca, ADR	6,460	387
Eli Lilly & Co.	2,842	652
Johnson & Johnson	4,273	704
Zoetis	4,227	788
		2,531
Total Health Care		11,147
INDUSTRIALS & BUSINESS SERVICES 13.0%
Aerospace & Defense 1.1%
Howmet Aerospace (1)	7,556	261
Northrop Grumman	1,376	500
		761
Air Freight & Logistics 1.2%
United Parcel Service, Class B	3,901	811
		811

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Commercial Services & Supplies 1.4%
Cintas	527	201
Waste Connections	6,518	779
		980
Electrical Equipment 0.3%
Rockwell Automation	784	224
		224
Industrial Conglomerates 4.4%
General Electric	75,614	1,018
Honeywell International	4,282	939
Roper Technologies	2,178	1,024
		2,981
Machinery 2.2%
Caterpillar	628	137
Cummins	1,083	264
Deere	538	190
Fortive	4,421	308
Illinois Tool Works	1,798	402
PACCAR	1,937	173
		1,474
Professional Services 0.6%
Equifax	1,676	401
		401
Road & Rail 1.8%
JB Hunt Transport Services	2,626	428
Union Pacific	3,437	756
		1,184
Total Industrials & Business Services		8,816

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
INFORMATION TECHNOLOGY 21.8%
Electronic Equipment, Instruments & Components 1.4%
Amphenol, Class A	6,636	454
TE Connectivity	3,877	524
		978
IT Services 7.3%
Accenture, Class A	4,199	1,238
Automatic Data Processing	2,132	424
Broadridge Financial Solutions	3,617	584
Fidelity National Information Services	5,519	782
Visa, Class A	8,088	1,891
		4,919
Semiconductors & Semiconductor Equipment 3.7%
Applied Materials	5,464	778
Microchip Technology	3,149	472
QUALCOMM	1,885	269
Texas Instruments	5,174	995
		2,514
Software 5.9%
Microsoft	14,703	3,983
		3,983
Technology Hardware, Storage & Peripherals 3.5%
Apple	17,432	2,387
		2,387
Total Information Technology		14,781
MATERIALS 5.5%
Chemicals 2.9%
Air Products & Chemicals	1,444	415
Ecolab	340	70

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Linde	2,050	593
PPG Industries	787	134
RPM International	3,678	326
Sherwin-Williams	1,561	425
		1,963
Containers & Packaging 2.6%
Avery Dennison	3,081	648
Ball	9,005	730
Sealed Air	7,144	423
		1,801
Total Materials		3,764
REAL ESTATE 3.4%
Equity Real Estate Investment Trusts 3.4%
American Tower, REIT	3,249	878
Crown Castle International, REIT	2,875	561
Equity Residential, REIT	10,982	845
Total Real Estate		2,284
UTILITIES 3.9%
Electric Utilities 1.8%
American Electric Power	3,544	300
Eversource Energy	2,883	231
NextEra Energy	8,943	655
		1,186
Gas Utilities 0.5%
Atmos Energy	3,783	364
		364
Multi-Utilities 1.2%
Ameren	4,619	370
CMS Energy	889	52

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Sempra Energy	3,064	406
		828
Water Utilities 0.4%
American Water Works	1,747	269
		269
Total Utilities		2,647
Total Common Stocks (Cost $56,523)		65,808
SHORT-TERM INVESTMENTS 3.1%
Money Market Funds 3.1%
State Street Institutional U.S. Government Money Market Fund, 0.03% (2)	2,111,928	2,112
Total Short-Term Investments (Cost $2,112)		2,112
Total Investments in Securities 100.0% of Net Assets (Cost $58,635)		$67,920

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

June 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $58,635)	$67,920
Receivable for investment securities sold	87
Dividends receivable	56
Other assets	1
Total assets	68,064
Liabilities
Payable for investment securities purchased	110
Investment management and administrative fees payable	27
Other liabilities	1
Total liabilities	138
NET ASSETS	$67,926
Net assets consists of:
Total distributable earnings (loss)	9,159
Paid-in capital applicable to 2,145,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	58,767
NET ASSETS	$67,926
NET ASSET VALUE PER SHARE	$31.67
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/21
Investment Income (Loss)
Dividend income (net of foreign withholding taxes $2)	$403
Investment management and administrative expense	131
Net investment income	272
Realized and Unrealized Gain / Loss
Net realized loss on securities	(59)
Change in net unrealized gain / loss on securities	6,082
Net realized and unrealized gain / loss	6,023
INCREASE IN NET ASSETS FROM OPERATIONS	$6,295
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/21	8/4/20 Through 12/31/20
Increase (Decrease) in Net Assets
Operations
Net investment income	$272	$122
Net realized loss	(59)	(90)
Change in net unrealized gain / loss	6,082	3,203
Increase in net assets from operations	6,295	3,235
Distributions to shareholders
Net earnings	(253)	(118)
Capital share transactions*
Shares sold	24,864	33,903
Increase in net assets from capital share transactions	24,864	33,903
Net Assets
Increase during period	30,906	37,020
Beginning of period	37,020	-
End of period	$67,926	$37,020
*Share information
Shares sold	835	1,310
Increase in shares outstanding	835	1,310
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dividend Growth ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on August 4, 2020. The fund seeks dividend income and long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund will publish a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes

T. ROWE PRICE DIVIDEND GROWTH ETF

available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is

T. ROWE PRICE DIVIDEND GROWTH ETF

an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE DIVIDEND GROWTH ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2021, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE DIVIDEND GROWTH ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $4,502,000 and $4,490,000, respectively, for the six months ended June 30, 2021. Portfolio securities received or delivered through in-kind transactions aggregated $23,990,000 and $0, respectively, for the six months ended June 30, 2021.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2021, the cost of investments for federal income tax purposes was $58,697,000. Net unrealized gain aggregated $9,223,000 at period-end, of which $9,342,000 related to appreciated investments and $119,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 28% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE DIVIDEND GROWTH ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

T. ROWE PRICE DIVIDEND GROWTH ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE DIVIDEND GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.
Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board did not specifically review the fund’s performance since the fund recently incepted in August 2020. On the basis of the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

T. ROWE PRICE DIVIDEND GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor, under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, total expenses, and nonmanagement expenses of the fund with a group of competitor ETFs selected by Broadridge (Expense Group) and (ii) actual management fees, total expenses, and nonmanagement expenses of the fund with a broader set of ETFs within the Lipper

T. ROWE PRICE DIVIDEND GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
investment classification (Expense Universe). Broadridge generally constructed the peer groups by seeking the most comparable ETFs based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the fourth quintile (Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the third quintile (Expense Group) and second quintile (Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202108-1676175
T. Rowe Price Investment Services, Inc.
ETF786-051 8/21

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021